THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

      THIS WARRANT SHALL BE VOID AFTER 5:30 P.M. EASTERN TIME ON SEPTEMBER 15, 2012 (the "EXPIRATION DATE").

                            BASELINE OIL & GAS CORP.

                     WARRANT TO PURCHASE 3,000,000 SHARES OF
                                  COMMON STOCK

      FOR VALUE RECEIVED, Lakewood Group, LLC ("Warrantholder") is entitled to purchase, subject to the provisions of this Warrant, from Baseline Oil & Gas Corp, a Nevada corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share initially equal to Fifty Cents ($0.50) (the exercise price in effect being herein called the "Warrant Price"), Three Million (3,000,000) shares ("Warrant Shares") of the Company's Common Stock, par value $0.001 per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

      Section 1. Registration. The Company shall maintain books for the transfer and registration of this Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register this Warrant in the name of the Warrantholder.

      Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof by the Warrantholder for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

      Section 3. Exercise of Warrant. (a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder), or in the event of a permitted cashless exercise pursuant to Section 3(b) below, with the Net Issue

Election Notice attached hereto as Appendix B duly executed and completed. The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. If by the close of the third business day after delivery of a properly completed Exercise Agreement, the Company fails to deliver to the Holder a certificate representing the required number of Warrant Shares in the manner required pursuant to Section 3(a), and if after such third business day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of the Warrant Shares which the Warrantholder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall, within three business days after the Warrantholder's request and in the Warrantholder's sole discretion, either (1) pay in cash to the Warrantholder an amount equal to the Warrantholder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate or (2) promptly honor its obligation to deliver to the Warrantholder a certificate or certificates representing such Warrant Shares and pay cash to the Warrantholder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Shares, times (B) the closing bid price of a share of Common Stock on the date of receipt of a properly completed Exercise Agreement.

      (b) If (a) there occurs an Event of Default (as defined in the Debenture) or (b) on any date of exercise of this Warrant occurring twelve (12) months or more from the date hereof, the shares issuable upon exercise of this Warrant are not freely resalable without restriction under the Securities Act, the Warrantholder may elect to receive, without the payment by the Warrantholder of the Warrant Price, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed and completed, at the office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Warrantholder, during normal business hours on any business day. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable Warrant Shares, as is computed using the following formula:

                                    X= Y(A-B)
                                        A

where

                  X = the number of shares of Common Stock to be issued to the Warrantholder (or such other person or persons as directed by the Warrantholder, subject to compliance with all applicable laws) upon such exercise of the rights under this Section 3(b)

                  Y = the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered for cashless exercise

                  A = the "Market Price" (as defined in Section 8(c)) of one share of Common Stock on the date that the Warrantholder delivers the Net Issue Election Notice to the Company as provided herein

                  B = the Warrant Price then in effect for the applicable Warrant Shares at the time of such exercise

      Section 4. Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

      Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

      Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

      Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

      Section 8. Adjustments. Subject and pursuant to the provisions of this
Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

            (a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

            (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

            (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

            (d) If the Company shall at any time issue shares of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at a price per share less than the Warrant Price in effect immediately prior to the time of such issuance (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Warrant Price, such issuance shall be deemed to have occurred for less than the Warrant Price), then, the Warrant Price shall be reduced to equal such lower price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Warrantholder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or the applicable reset price, exchange price, conversion price and other pricing terms.

For purposes of this Section 8, the following subsections (d)(l) to (d)(7) shall also be applicable:

                  (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price. Except as otherwise provided in subsection 8(d)(3), no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price, provided that (a) except as otherwise provided in subsection 8(d)(3), no adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Exercise Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of Section 8.

                  (3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(d)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(d)(l) or 8(d)(2), or the rate at which Convertible Securities referred to in subsections 8(d)(l) or 8(d)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this Section 8 or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this Section 8 (including, without limitation, upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Exercise Price then in effect hereunder shall forthwith be changed to the Exercise Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                  (4) Stock Dividends. Subject to the provisions of this Section 8, in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  (5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

                  (6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this subsection (d).

                  (8) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of: (i) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof, (ii) the grant of options, warrants or other Common Stock Equivalents under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or hereafter approved by the Company and its stockholders in the future, and the issuance of Common Stock in respect thereof, (iii) the issuance of securities in a transaction described in Section 8(a) or 8(c) (collectively, "Excluded Issuances").

            (e) Upon any adjustment to the Exercise Price pursuant to Section 8 above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.

            (f) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

            (g) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

      Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

      Section 10. Piggy-back Registration Rights.

            (a) Subject to Section 10(b) below, the Company covenants and agrees that in the event the Company proposes to file a registration statement under the Securities Act with respect to any of its equity securities (other than pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Warrantholder and any transferee of all or a portion of this Warrant (collectively, the "Securityholders") promptly (and in any event at least twenty (20) days before the anticipated filing date). Such notice shall offer to the Securityholders the opportunity to include in such registration statement such number of Warrant Shares then outstanding or issuable pursuant to this Warrant (the "Registrable Securities") as the Securityholders may request. The Company shall direct and use its reasonable best efforts to cause the managing underwriter of a proposed underwritten offering (unless the offering is an underwritten offering of a class of the Company's equity securities other than Common Stock and the managing underwriter has advised the Company in writing that, in its opinion, the inclusion in such offering of Common Stock would materially adversely affect the distribution of such offering) to permit the holders of Registrable Securities requested to be included in the registration to include such Registrable Securities in the proposed offering and the Company shall use its reasonable best efforts to include such Registrable Securities in such proposed offering on the same terms and conditions as any similar securities of the Company included therein. If the offering of which the Company gives notice is a public offering involving an underwriter, the right of the Securityholders to registration pursuant to this Section 10 shall be conditioned upon (i) such Securityholder's participation in such underwriting and the inclusion of the

Registrable Securities to be sold by such Securityholder in the underwriting and
(ii) such Securityholder executing an underwriting agreement entered into by the Company which includes customary terms and conditions relating to sales by shareholders. The foregoing notwithstanding, in the case of a firm commitment offering on underwriting terms appropriate for such a transaction, if any such managing underwriter of nationally recognized standing shall advise the Company and the Securityholders in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in a registration which is a primary underwritten offering on behalf of the Company shall be reduced in the following order: (i) first, Registrable Securities and such other securities requested to be included by holders of such other securities shall be excluded pro rata and (ii) second, the securities the Company proposes to include therein shall be excluded.

            (b) In the event that a holder or holders of the Company's securities (other than the Securityholders) requests, pursuant to rights granted to such holder or holders, that the Company file a registration statement for the public offering or re-sale of securities and the Company and the other holders of the Company's securities (including the Securityholders) who have rights to be included in such registration, request to be included in such registration and the managing underwriter of such offering shall advise the Company and the holders requesting inclusion in the offering that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution then, the securities to be included in the registration shall be reduced in the following order: (i) first, any securities requested to be included therein by the holders of such other securities in such a manner as determined by the Company, (ii) second Registrable Securities shall be excluded pro rata, (iii) third, securities proposed to be included by the Company shall be excluded and,
(iv) fourth, securities requested to be included therein by the holder or holders making the initial request for the registration. For purposes of this
Section 10 (b), the Company agrees to request for inclusion in the registration only that number of securities that the Company intends, in good faith, to sell, if all such securities so requested by the Company were permitted to be included by the managing underwriter in such registration and sold pursuant thereto.

            (c) In connection with the registration of Registrable Securities on behalf of any Securityholder (the Securityholders including shares in any such registration being collectively referred to herein as "Sellers"), in addition to its other obligations under this Section 10, the Company shall:

                  (i) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement (and afford counsel to each Seller reasonable opportunity to review and comment thereon as more fully described in
Section 10(i) below) with respect to the Registrable Securities to be registered hereunder, and to use its best efforts to cause such registration statement to become and remain effective as provided herein;

                  (ii) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each Seller;

                  (iii) subject to the provisions of this Section 10 regarding reductions in Registrable Securities to be included in a registration, include in the registration statement filed with the SEC, the Registrable Securities for which requests for registration have been made, and promptly after filing of such a registration statement or prospectus or any amendments or supplements thereto, furnish to each Seller copies of all such documents filed including, if requested, documents incorporated by reference in the registration statement, and notify each Seller of any stop order issued or threatened by the SEC and use its best efforts to prevent the entry of such stop order or to remove it if entered;

                  (iv) subject to Section 10(d), prepare and file with the SEC such amendments of and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective with respect to a registration statement under this Section 10, for a period of twelve (12) months or such shorter period as may be required if all such Registrable Securities covered by such registration statement are sold prior to the expiration of such period and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Sellers set forth in such registration statement;

                  (v) furnish to each Seller and each underwriter, if any, without charge, such number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities proposed to be sold by such Seller;

                  (vi) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Seller or any such underwriter reasonably requests in writing and keep such registrations or qualifications in effect for so long as such registration statement remains in effect and do any and all acts and things which may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 10(c)(vi), or (B) consent to general service of process in any such jurisdiction;

                  (vii) notify each Seller, at any time when a prospectus relating to such Seller's Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and as soon as practicable prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (viii) cause all such Registrable Securities to be listed on any stock exchange or quotation system on which similar securities issued by the Company are then listed;

                  (ix) provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

                  (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions that the Sellers or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (xi) make available for inspection by the Sellers and their counsel, any underwriter participating in any disposition pursuant to such registration statement, and any counsel retained by any such underwriter, all pertinent financial and other information and corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter or counsel in connection with such registration statement;

                  (xii) with respect to any underwritten offering, use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Sellers or any underwriter may reasonably request;

                  (xiii) with respect to an underwritten offering, obtain an opinion of counsel to the Company, addressed to the Sellers and any underwriter, in customary form and including such matters as are customarily covered by such opinions in underwritten registered offerings of equity securities as the Sellers or any underwriter may reasonably request, such opinion to be reasonably satisfactory in form and substance to each Seller; and

                  (xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months subsequent to the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

            (d) Any other provisions of this Section 10 notwithstanding, upon receipt by the Sellers of a written notice signed by the chief executive officer or chief financial officer of the Company to the effect set forth below, the Company shall not be obligated during a reasonable period of time (not to exceed ninety (90) days) thereafter to effect any registrations pursuant to this
Section 10 and may suspend the effectiveness of any such registration statement, at any time at which, in the Company's reasonable judgment, (i) there is a development involving the Company or any of its affiliates which is material but which has not yet been publicly disclosed or (ii) sales pursuant to the registration statement would materially and adversely affect an underwritten public offering for the account of the Company or any other material financing project or a proposed or pending material merger or other material acquisition or material business combination or material disposition of the Company's assets, to which the Company or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed in accordance with this
Section 10(d), (x) the Company must (unless otherwise instructed by those holders who requested such registration) file the requested registration within nine (9) months from the date the Company first received the request of the holders, (y) the Company may not defer the filing of a requested registration or suspend the effectiveness of a shelf registration statement more than once in any eighteen (18)-month period, and (z) there shall be added to any period during which the Company is obligated to keep a registration effective the number of days for which the registration was postponed pursuant to this Section 10(d).

            (e) The Company may require that each Seller, as a condition to registering his, her or its Registrable Securities pursuant hereto, furnish the Company with such information regarding the distribution of the Registrable Securities proposed to be sold by such Seller as the Company may from time to time reasonably request in writing in order to permit the Company to comply with applicable state and federal securities laws.

            (f) Each Seller agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 10(c)(vii) above, such Seller shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller's receipt of copies of the supplemented or amended prospectus contemplated by Section 10(c)(vii) above and, if so directed by the Company, such Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies in such Seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 10(c)(vii) above shall be extended by the number of days during the period from and including the date of giving of such notice to and including the date when each Seller shall have received the copies of the supplemented or amended prospectus contemplated by Section 10(c)(vii) above.

            (g) The Company shall not file or permit the filing of any registration or comparable statement which refers to any Seller by name or otherwise as the Seller of any securities of the Company unless such reference to such Seller is agreed to by the Seller in writing or is specifically required by the Securities Act or any similar federal statute then in force.

            (h) All expenses incident to the Company's performance of or compliance with this Warrant shall be borne by the Company, including without limitation all registration and filing fees, fees and expenses relating to filings with any stock exchange or automated quotation system, any fees and expenses of compliance with securities or blue sky laws in jurisdictions reasonably requested by any Seller or underwriter pursuant to Section 10(c)(vi) (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, fees and expenses of independent public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), fees and expenses of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals attributable directly to the securities being registered, which discounts, commissions or fees with respect to any Seller's respective shares shall be paid by such Seller), all the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance (if the Company determines to obtain such insurance), the fees and expenses incurred in connection with the listing of the securities to be registered on any stock exchange and/or automated quotation system on which such securities issued by the Company are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by the Company (if it so desires) in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses").

            (i) In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Section 10, the Company shall give the Sellers under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Sellers' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

            (j) (i) In the event of any registration of any securities of the Company under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to this Section 10, the Seller of any Registrable Securities covered by such registration statement, its directors, officers, employees and agents, each other person who participates as an underwriter in the offering or sale of such Registrable Securities and each other person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, or liabilities (or actions or proceedings whether commenced or threatened in respect thereof), joint or several, to which such Seller or any such director or officer or employee or agent or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Seller and each such director, officer, employee, agent, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller for the express purpose of use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or any such director, officer, employee, agent, underwriter or controlling person and shall survive the transfer of such Registrable Securities by such Seller.

                  (ii) In the event that the Company includes any Registrable Securities of a prospective Seller in any registration statement filed pursuant to this Section 10, such prospective Seller shall, and hereby does, indemnify and hold harmless the Company, its directors, officers, employees and agents, each other person who participates as an underwriter in the offering or sale of such Registrable Securities and each other person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, or liabilities (or actions or proceedings whether commenced or threatened in respect thereof), joint or several, to which the Company or any such director or officer or employee or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospective Seller shall reimburse the Company and any such director, officer, employee, agent, underwriter or controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement; provided, however, if more than one Seller shall bear liability under this Section 10(j)(ii), the liability of each such Seller hereunder shall be limited to the proportion of any such loss, claim, damages, liability or expense which is equal to the proportion that the public offering price of Registrable Securities sold by such Seller under such registration statement bears to the total public offering price of all securities sold thereunder. In no event shall the liability of any Seller hereunder be greater in amount than the dollar amount of the proceeds (net of any underwriting discounts and commissions) received by such Seller upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, underwriter or controlling person and shall survive the transfer of such Registrable Securities by such Seller.

                  (iii) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 10(j), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 10(j) except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnified party may assume the defense of such claim, jointly with any other indemnified party that reasonably determines such conflict of interest to exist, and the indemnifying party shall be liable to such indemnified parties for the reasonable legal fees and expenses of one counsel for all such indemnified parties and for other expenses reasonably incurred in connection with the defense thereof incurred by the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (iv) Indemnification and contribution similar to that specified in this Section 10(j) (with appropriate modifications) shall be given by the Company and each Seller with respect to any required registration or other qualification of Registrable Securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                  (v) The indemnification required by this Section 10(j) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (vi) If the indemnification provided for in this Section 10(j) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any Seller hereunder be greater in amount than the dollar amount of the proceeds received by such Seller upon the sale of the Registrable Securities giving rise to such contribution obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(j) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 10(j). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            (k) The rights granted under this Section 10 may be assigned to the transferee of any of the Registrable Securities and will terminate on the fifth
(5th) anniversary of the Expiration Date.

      Section 11. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Warrantholder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Agreement by the Warrantholder will constitute a representation by the Warrantholder that it has evaluated the limitation set forth in this Section and determined that issuance of the full number of Warrant Shares requested in such Exercise Agreement is permitted under this Section. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and, except as provided below, shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation; provided, that, if, as of 5:30 P.M., New York City time, on the Expiration Date, the Company has not received written notice that the shares of Common Stock may be issued in compliance with such limitation, the Company's obligation to issue such shares shall terminate. By written notice to the Company, the Holder may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company, nor will any such waiver effect any other Warrantholder.

      Section 12. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

      Section 13. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

      Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten (10) days' advance written notice to the other:

                               If to the Company:

                                    Baseline Oil & Gas Corp
                                    11811 N. Freeway (I-45)
                                    Suite 200
                                    Houston, TX 77060
                                    Attention: Thomas Kaetzer
                                    Fax: (281) 445-5888
                                    Ph: (281) 445-5880 x109

      Section 15. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

      Section 16. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey located in Essex County and the United States District Court for the District of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      Section 17. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

      Section 18. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the then current Warrantholder, and such change, waiver, discharge or termination shall be binding on all future Warrantholders.

      Section 19 Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 15th day of March 2007.

                                        BASELINE OIL & GAS CORP.

                                        By:
                                            ----------------------------
                                        Name:
                                        Title:

                                   APPENDIX A
                            BASELINE OIL & GAS CORP.
                              WARRANT EXERCISE FORM

To Baseline Oil & Gas Corp.:

      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           _______________________________
                           Name
                           ________________________________
                           Address
                           ________________________________
                           ________________________________
                           Federal Tax ID or Social Security No.

      and delivered by (certified mail to the above address, or (electronically (provide DWAC Instructions:___________________), or (other (specify):
__________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

                                   APPENDIX B

                            Net Issue Election Notice

To Baseline Oil & Gas Corp.:

Date:[_________________________]

      The undersigned hereby elects under Section 3(b) of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________
Signature

_________________________________________
Name for Registration

_________________________________________
Mailing Address